1 Q2 2016 EARNINGS CONFERENCE CALL BILL NUTI, CHAIRMAN AND CEO BOB FISHMAN, CFO July 26, 2016

2 NOTES TO INVESTORS FORWARD-LOOKING STATEMENTS. Comments made during this conference call and in these materials contain forward- looking statements. Statements that describe or relate to NCR's plans, goals, intentions, strategies or financial outlook, and statements that do not relate to historical or current fact, are examples of forward-looking statements. The forward-looking statements in these materials include statements about NCR’s improving execution; the momentum of, and demand for, NCR’s Omni-Channel Software, Channel Transformation and Digital Enablement offerings and omni-channel solutions; the progress of NCR’s operating model innovation; growth in software bookings and its expected effect on cloud revenue growth in future periods; the growth of hardware maintenance and implementation services and the expansion of managed service offerings; improvements in productivity and efficiency and their expected effects on future margin rates in our Services segment; NCR’s ATM and self-checkout hardware backlog entering the third quarter of 2016; demand for NCR’s portfolio of point-of-sale hardware solutions; NCR's backlog and expected performance for the 2016 fiscal year; NCR's areas of focus for the remainder of 2016 and the start of 2017; NCR’s vision and strategy; NCR’s expected revenue, non-GAAP operating income and non-GAAP earnings per share trending for 2016; and NCR’s Q3 2016, FY 2016 and 2016 segment revenue financial guidance and the expected type and magnitude of the non-operational adjustments included in any forward-looking non-GAAP measures. Forward- looking statements are not guarantees of future performance, and there are a number of important factors that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements, including those factors listed in Item 1a "Risk Factors" of NCR's Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) on February 26, 2016, and those factors detailed from time to time in NCR's other SEC reports. These materials are dated July 26, 2016, and NCR does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. NON-GAAP MEASURES. While NCR reports its results in accordance with generally accepted accounting principles in the United States (GAAP), comments made during this conference call and these materials will include the following "non-GAAP" measures: operating income (non-GAAP), non-GAAP diluted earnings per share (non-GAAP diluted EPS), free cash flow (FCF), gross margin (non-GAAP), gross margin rate (non-GAAP), expenses (non-GAAP), interest and other expense, net (non-GAAP), adjusted EBITDA, income tax expense (non-GAAP), net income (non-GAAP) and selected measures expressed on a constant currency basis and adjusted constant currency basis. These measures are included to provide additional useful information regarding NCR's financial results, and are not a substitute for their comparable GAAP measures. Explanations of these non-GAAP measures (including changes to the treatment of ongoing pension expenses in the calculation of certain of these measures), and reconciliations of these non-GAAP measures to their directly comparable GAAP measures, are included in the accompanying "Supplementary Non-GAAP Materials" and are available on the Investor Relations page of NCR's website at www.ncr.com. Descriptions of many of these non-GAAP measures are also included in NCR's SEC reports. USE OF CERTAIN TERMS. As used in these materials, (i) the term "recurring revenue" means the sum of cloud, hardware maintenance and software maintenance revenue, (ii) the terms "cloud" and "cloud revenue" are used to describe NCR’s software-as-a- service offerings and the revenue associated therewith, and (iii) the term "CC" means constant currency. These presentation materials and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together.

3 Q2 UPDATE

4 Q2 2016 FINANCIAL RESULTS Revenue up 1% y/y, up 4% adjusted CC Recurring revenue up 2% y/y, up 3% CC, 43% of total revenue Non-GAAP gross margin rate down 30 bps y/y Non-GAAP EPS up 18% y/y CC FCF as expected due to higher working capital to support increased revenue in later quarters FX Impact ~($15M) FX Impact ~(- bps) FX Impact ~($0.05) $1.60 billion $1.62 billion 29.0% 28.7% Q2 2015 Q2 2016 Q2 2015 Q2 2016 $0.66 $0.72 Q2 2015 Q2 2016 $95 million Q2 2015 $55 million Q2 2016 Revenue Non-GAAP Gross Margin Rate Non-GAAP EPS Free Cash Flow

5 Q2 2016 Q2 2015 As Reported Constant Currency Revenue $1,620 $1,604 1% 4%(1) Gross Margin (non-GAAP) 465 465 —% 1% Gross Margin Rate (non-GAAP) 28.7% 29.0% (30) bps (30) bps Operating Expenses (non-GAAP) 258 265 (3)% (2)% % of Revenue 15.9% 16.5% Operating Income (non-GAAP)(2) 207 200 4% 4% % of Revenue 12.8% 12.5% +30 bps +30 bps Interest and other expense (53) (45) 18% (2)% Income Tax Expense (non-GAAP) 45 41 10% Income Tax Rate 29% 27% Net Income (non-GAAP) $111 $113 (2)% 6% Diluted EPS (non-GAAP) (3) $0.72 $0.66 9% 18% Q2 OPERATIONAL RESULTS (1) Presented on an adjusted CC basis by excluding $29 million of IPS revenue from Q2 2015. (2) Q2 2016 includes $2 million of additional ongoing pension expense. (3) Q2 2016 includes a $0.01 unfavorable EPS impact related to the additional ongoing pension expense described in note (2) above. Diluted share count of 155 million in Q2 2016 and 172 million in Q2 2015. $ millions, except per share amounts

6 Q2 2016 Q2 2015 % Change Revenue $1,620 $1,604 1% Gross Margin (1) 446 146 205% Gross Margin Rate 27.5% 9.1% Operating Expenses (1) 283 412 (31)% % of Revenue 17.5% 25.7% Income from Operations (1) (2) 163 (266) 161% % of Revenue 10.1% (16.6)% Interest and other expense (58) (45) 29% Income Tax Expense 31 32 (3)% Income Tax Rate 30% (10)% GAAP Net Income (1) $76 ($344) 122% GAAP Diluted EPS (2) (3) $0.49 ($2.03) 124% Q2 GAAP RESULTS $ millions, except per share amounts(1) Q2 2015 includes a $427 million non-cash charge related to the settlement of the UK London pension plan. (2) Q2 2016 includes $2 million of additional ongoing pension expense. (3) Q2 2016 includes a $0.01 unfavorable EPS impact related to the additional ongoing pension expense described in note (2) above. Q2 2015 includes a $2.51 EPS impact related to the settlement of NCR's UK London pension plan.

7Q2 2015 39% 34% 27% Q2 2016 37% 35% 28%n Software n Services n Hardware Q2 REVENUE BY SEGMENT REVENUE $1,604M REVENUE $1,620M Software Revenue Q2 2015 Q2 2016 $440 $452 Services Revenue Q2 2015 Q2 2016 $542 $574 million million Hardware Revenue Q2 2015 Q2 2016 $622 $594 million millionmillionmillion

8 Q2 REVENUE BY REGION Q2 2016 Q2 2015 % Change % ChangeAdjusted CC Americas $919 $878 5% 8% Europe, Middle East Africa 477 489 (2)% —% Asia Pacific 224 237 (5)% (4)% Total Revenue $1,620 $1,604 1% 4% $ in millions

9 FREE CASH FLOW QTD YTD FY 2016e FY 2015 Q2 2016 Q2 2015 Q2 2016 Q2 2015 Cash Provided by Operating Activities $121 $167 $144 $246 $675 - $725 $681 Net capital expenditures (58) (59) (98) (110) (220) (229) Cash used in Discontinued Operations (8) (13) (20) (17) (30) (43) Free Cash Flow $55 $95 $26 $119 $425 - $475 $409 Free Cash Flow as a % of non-GAAP net income ~95% 85% $ in millions

10 NET DEBT & EBITDA METRICS FY 2014 FY 2015 Q2 2016 (1) Debt $3,618 $3,252 $3,457 Cash (511) (328) (332) Net Debt $3,107 $2,924 $3,125 Adjusted EBITDA $963 $1,005 $1,020 (1) Net Debt / Adjusted EBITDA 3.2x 2.9x 3.1x $ in millions, except metrics (1) Adjusted EBITDA for the trailing twelve-month period.

11 Q3 2016 GUIDANCE Q3 2016e Q3 2015 Revenue (1) $1,620 - $1,640 $1,613 Diluted EPS (GAAP) $0.57 - $0.62 $0.59 Diluted EPS (non-GAAP) (2) (3) $0.77 - $0.82 $0.78 $ millions, except per share amounts (1) Revenue growth is expected to be approximately 1% as reported and up 7% adjusted CC. The third quarter 2016 guidance includes an expected foreign currency negative impact of $12 million, or roughly 1%. Adjusted CC revenue growth excludes ~$80 million of IPS revenue, or roughly 5%, from Q3 2015. (2) For Q3 2016, we expect $0.01 of negative EPS impact from unfavorable foreign currency headwinds. (3) For Q3 2016, we have assumed OIE of $52 million, an effective tax rate of 24% and a share count of 156 million compared to OIE of $49 million, an effective tax rate of 18% and a share count of 172 million in Q3 2015.

12 2016 Revised Guidance 2016 Previous Guidance 2015 Revenue (1) $6,325 - $6,400 $6,250 - $6,350 $6,373 Diluted EPS (GAAP) (2) $2.25 - $2.35 $2.25 - $2.35 ($0.94) Diluted EPS (non-GAAP) (2) (3) $2.90 - $3.00 $2.90 - $3.00 $2.76 Free Cash Flow $425 - $475 $425 - $475 $409 FY 2016 GUIDANCE $ in millions, except per share amounts (1) Revenue is expected to be flat to up 1% as reported and up 4% to 5% adjusted CC. The 2016 guidance now includes an expected foreign currency negative impact of $70 million for revenue, down from previous guidance of $75 million, or ~1%. Adjusted CC revenue growth excludes ~$200 million of IPS revenue, or ~3%, from 2015. (2) For the 2016 guidance, we expect $0.13 of negative EPS impact from unfavorable foreign currency headwinds and higher ongoing pension expense, up from previous guidance of $0.10. (3) For the 2016 guidance, we have assumed OIE of $205 million to $210 million, an effective tax rate of 25% and a share count of 157 million compared to OIE of $196 million, an effective tax rate of 23% and a share count of 172 million in 2015.

13 2016 SEGMENT REVENUE GUIDANCE Segment 2016e CCGrowth (1) FY 2016 Guidance FY 2015 Software 4 - 5% $1,800 - $1,825 $1,747 Services 3 - 4% $2,240 - $2,270 2,218 Hardware (1) (2) 4 - 5% $2,285 - $2,305 2,408 Total (1) (2) 4 - 5% $6,325 - $6,400 $6,373 $ in millions (1) The 2016 guidance now includes an expected foreign currency negative impact of $70 million for revenue, down from previous guidance of $75 million, or ~1%. Hardware segment and total revenue growth are presented on an adjusted CC basis and exclude ~$200 million of IPS revenue, or ~3%, from 2015. Results of the IPS business were previously included in our Hardware segment. (2) Hardware revenue guidance increased from prior guidance of $2,210 - $2,255 to current guidance of $2,285 - $2,305. Total revenue guidance increased from prior guidance of $6,250 - $6,350 to current guidance of $6,325 - $6,400.

14 REVENUE, OI AND EPS TRENDING Q3 YTD Fourth Quarter $ % of Total $ % of Total Revenue 2016 Guidance (mid-point) $4,694 74% $1,668 26% Last 3 years $4,656 73% $1,706 27% Last year $4,693 74% $1,680 26% Operating Income (non-GAAP) 2016 Guidance (mid-point) $561 68% $264 32% Last 3 years $542 69% $244 31% Last year $560 68% $260 32% Diluted EPS (non-GAAP) 2016 Guidance (mid-point) $1.91 65% $1.05 35% Last 3 years $1.90 69% $0.86 31% Last year $1.87 68% $0.88 32% $ in millions, except per share amounts

15 OMNI-CHANNEL MARKET

SOFTWARE

Q2 2016 Update





Financial Results

	Q2 2016	Q2 2015	% Change	% Change Constant Currency
Software License	$82	$81	1%	2%
Unattached License	*50*	*46*	*9%*	*9%*
Software Maintenance	91	87	5%	6%
Cloud	133	135	(1)%	(1)%
Professional Services	146	137	7%	7%
Software Revenue	$452	$440	3%	3%
Non-GAAP Gross Margin	$233	$226	3%	4%
Non-GAAP Gross Margin Rate	51.5%	51.4%	+10 bps	+40 bps
Operating Income	$144	$130	11%	12%
Operating Income as a % of Revenue	31.9%	29.5%	+240 bps	+260 bps

$ in millions

Key Metrics

- Revenue up 3% on an as reported and CC basis
  - Software License revenue up 2% CC; unattached license CC growth of 9% offset by attached hardware unit volume
  - Software Maintenance revenue up 6% CC due to Software License revenue growth in prior periods
  - Cloud revenue down 1% as expected due to prior period headwinds
  - Professional Services revenue up 7% CC due to strong omni-channel wins in Q1
- Strong Net ACV (Annual Contract Value) bookings of $18M indicate improved cloud growth in future periods
- Operating income up $14 million, driven by higher revenue and lower expenses

Business Highlights

- Continued momentum in omni-channel wins, including Speedway, Buffalo Wild Wings and Bancolumbia
- Channel Transformation demand accelerating for Branch, Store and Restaurant/Venue Transformation Offers
- Digital Enablement continues to generate traction
  - 85% growth in NCR Silver subscriber base
  - 6% growth in Digital Insight users
  - 67% increase in NCR Secure Payments volume
  - Mobile enablement in Hospitality, including the nationwide launch of an omni-channel mobile app for a large restaurant chain
  - Agreement with a large payments processor in China, Sands Information Systems, for the NCR Silver solution

NCR

16

17 SERVICES Q2 2016 Update • Revenue up 6% as reported and up 8% CC ◦ Strong growth in hardware maintenance, managed and implementation services • Operating income up $1M due to higher revenue, partially offset by $5M higher expenses which were flat as a percentage of revenue year-over-year Key Metrics Q2 2016 Q2 2015 %Change % Change Constant Currency Services Revenue $574 $542 6% 8% Non-GAAP Gross Margin $124 $118 5% 6% Non-GAAP Gross Margin Rate 21.6% 21.8% (20) bps (30) bps Operating Income $49 $48 2% 4% Operating Income as a % of Revenue 8.5% 8.9% (40) bps (40) bps Financial Results Business Highlights • Channel Transformation success driving hardware maintenance and implementation services growth across the industries • Expanding higher value managed service offerings in adjacent services such as software distribution and endpoint security • Driving increased availability and efficiency for our CFI customers through managed services • Big Data analytics continue to allow customer calls to be resolved more efficiently • Pragmatic focus on improving productivity and efficiency to drive future margin rate improvement • Services file value up year-over-year $ in millions

HARDWARE

Q2 2016 Update







Financial Results

	Q2 2016	Q2 2015	% Change	% Change Constant Currency [1]
ATMs	$286	$303	(6)%	(4)%
Self-Checkout (SCO)	70	48	46%	46%
Point-of-Sale (POS)	180	184	(2)%	(2)%
Interactive Printer Solutions (IPS)	58	87	(33)%	(3)%
Hardware Revenue	$594	$622	(5)%	—%
Non-GAAP Gross Margin	$108	$121	(11)%	(9)%
Non-GAAP Gross Margin Rate	18.2%	19.5%	(130) bps	(100) bps
Operating Income	$14	$22	(36)%	(36)%
Operating Income as a % of Revenue	2.4%	3.5%	(110) bps	(120) bps

[1] Revenue adjusted for the divestiture of IPS.

$ in millions

Key Metrics

- Revenue down 5% as reported and flat CC
  - ATM revenue down 4% CC, improving from down 17% in Q1 2016; Strong ATM backlog entering Q3
  - SCO revenue up significantly due to an upgrade cycle and Store Transformation
  - POS revenue growth lower as POS shifts to SCO; POS growth in restaurants driven by new wins, customer growth and product refreshes
- Operating income down $8M due to lower revenue and gross margin rate; Gross margin rate negatively impacted by higher initial expenses associated with new ATM product family and macroeconomic challenges. Gross margin rate up 280 bps over Q1 2016

Business Highlights

- Channel Transformation driving strategic wins in the quarter including Huntington and Sberbank
- Strong demand for our new line of Multi Function ATMs
- SCO order volumes remained very strong for the fourth consecutive quarter resulting in a strong backlog position
- NCR #1 for 15th consecutive year in global SCO shipment share
- New POS hardware portfolio ramping faster than expected, showing strong demand for enterprise hardened POS hardware
- Increasing year over year demand for mobile POS hardware and our new Orderman 7 mobile POS device
- NCR holds #1 position in ePOS for North America for the 2nd consecutive year

18

19 ▪ Solid first half; improving execution ▪ NCR's vision and strategy aligned with major trends and customer activity ▪ Strong backlog and key metrics point to a successful year; raising revenue guidance & reaffirming previous EPS and FCF guidance ▪ Focused on sales funnel, orders, and revenue growth in the back half to maintain momentum going into 2017 ▪ Software growth combined with our business transformation program is the key to margin expansion ▪ Omni-Channel, Channel Transformation, and Digital Enablement are growth drivers for next decade; NCR's vision and strategy Q2 SUMMARY

SUPPLEMENTARY NON-GAAP MATERIALS

21 NON-GAAP MEASURES While NCR reports its results in accordance with generally accepted accounting principles (GAAP) in the United States, comments made during this conference call and in these materials will include non-GAAP measures. These measures are included to provide additional useful information regarding NCR's financial results, and are not a substitute for their comparable GAAP measures. Operating Income (non-GAAP), Diluted EPS (non-GAAP), Gross Margin (non-GAAP), Gross Margin Rate (non-GAAP), Operating Expenses (non-GAAP), Income Tax Expense (non-GAAP) and Net Income (non-GAAP). NCR’s operating income (non-GAAP), diluted earnings per share (non-GAAP), gross margin (non-GAAP), gross margin rate (non-GAAP), operating expenses (non-GAAP), interest and other expense (non-GAAP), income tax expense (non-GAAP) and net income (non-GAAP) are determined by excluding pension mark-to- market adjustments, pension settlements, pension curtailments and pension special termination benefits and other special items, including amortization of acquisition related intangibles, from NCR's GAAP income (loss) from operations, earnings per share, gross margin, gross margin rate, expenses, interest and other expense, effective tax rate and net income, respectively. Due to the non-operational nature of these pension and other special items, NCR's management uses these non-GAAP measures to evaluate year-over-year operating performance. NCR uses operating income (non-GAAP) and non-GAAP diluted EPS, to manage and determine the effectiveness of its business managers and as a basis for incentive compensation. NCR believes these measures are useful for investors because they provide a more complete understanding of NCR's underlying operational performance, as well as consistency and comparability with NCR's past reports of financial results. Free Cash Flow. NCR defines free cash flow as net cash provided by/used in operating activities and cash flow provided by/used in discontinued operations less capital expenditures for property, plant and equipment, additions to capitalized software, discretionary pension contributions and pension settlements. NCR's management uses free cash flow to assess the financial performance of the Company and believes it is useful for investors because it relates the operating cash flow of the Company to the capital that is spent to continue and improve business operations. In particular, free cash flow indicates the amount of cash generated after capital expenditures which can be used for, among other things, investment in the Company's existing businesses, strategic acquisitions, strengthening the Company's balance sheet, repurchase of Company stock and repayment of the Company's debt obligations. Free cash flow does not represent the residual cash flow available for discretionary expenditures since there may be other nondiscretionary expenditures that are not deducted from the measure. Free cash flow (FCF) does not have a uniform definition under GAAP and, therefore, NCR's definition may differ from other companies' definition of this measure.

22 NON-GAAP MEASURES Adjusted EBITDA. NCR believes that Adjusted EBITDA (adjusted earnings before interest, taxes, depreciation and amortization) provides useful information to investors because it is an indicator of the strength and performance of the Company's ongoing business operations, including its ability to fund discretionary spending such as capital expenditures, strategic acquisitions and other investments. NCR determines Adjusted EBITDA for a given period based on its GAAP income (loss) from continuing operations plus interest expense, net; plus income tax expense (benefit); plus depreciation and amortization; plus other income (expense); plus pension expense (benefit); and plus special items. NCR believes that its ratio of net debt to Adjusted EBITDA provides useful information to investors because it is an indicator of the company's ability to meet its future financial obligations. Constant Currency, IPS Divestiture and Adjusted Constant Currency. NCR presents certain financial measures, such as period-over-period revenue growth, on a constant currency basis, which excludes the effects of foreign currency translation by translating prior period results at current period monthly average exchange rates. Due to the continuing strengthening of the U.S. dollar against foreign currencies and the overall variability of foreign exchange rates from period to period, NCR’s management uses constant currency measures to evaluate period-over-period operating performance on a more consistent and comparable basis. NCR also presents certain financial measures on an adjusted constant currency basis, which excludes both the effects of foreign currency translation, as described above, and the results of NCR’s Interactive Printer Solutions (IPS) business for the comparable prior period after completion of the sale of the business (which results were previously included in NCR’s Hardware segment). NCR completed the first phase of the sale of its Interactive Printer Solutions (IPS) division to Atlas Holdings LLC on May 27, 2016, and expects to complete the transfer of remaining IPS assets to Atlas Holdings in the third quarter of 2016. NCR’s management believes that presentation of financial measures without these results is more representative of the company's period-over-period operating performance, and provides additional insight into historical and/or future performance, which may be helpful for investors. NCR management's definitions and calculations of these non-GAAP measures may differ from similarly-titled measures reported by other companies and cannot, therefore, be compared with similarly-titled measures of other companies. These non-GAAP measures should not be considered as substitutes for, or superior to, results determined in accordance with GAAP. These non-GAAP measures are reconciled to their corresponding GAAP measures in the following slides and elsewhere in these materials. These reconciliations and other information regarding these non-GAAP measures are also available on the Investor Relations page of NCR's website at www.ncr.com.

23 Net Income from Continuing Operations Attributable to NCR (GAAP) to Adjusted EBITDA (non-GAAP) in millions 2014 2015 Q2 2016LTM Net Income from Continuing Operations Attributable to NCR (GAAP) $181 ($154) $258 Pension Mark-to-Market Adjustments 149 454 30 Restructuring/Transformation Costs 163 74 65 Acquisition-Related Amortization of Intangibles 119 125 126 Acquisition-Related Purchase Price Adjustment 6 — — Acquisition-Related Costs 27 11 9 Reserve related to a subcontract in MEA — 20 20 Divestiture and Liquidation Losses — 34 39 OFAC and FCPA Investigations(1) 3 1 — Net Income from Continuing Operations Attributable to Noncontrolling Interests 4 4 (1) Interest Expense 181 173 173 Interest Income (6) (5) (5) Depreciation and Amortization 153 171 190 Income Taxes (48) 55 65 Stock Compensation Expense 31 42 51 Adjusted EBITDA (non-GAAP) $963 $1,005 $1,020 (1) Estimated expenses for 2016 will be affected by, among other things, the status and progress of the OFAC matter.  There can be no assurance that the Company will not be subject to fines or other remedial measures as a result of OFAC's investigation. GAAP TO NON-GAAP RECONCILIATION

GAAP TO NON-GAAP RECONCILIATION

Q2 2016 QTD

in millions (except per share amounts)	Q2 QTD 2016 GAAP	Restructuring / Transformation Costs	Acquisition-related amortization of intangibles	Acquisition-related costs	Divestiture and Liquidation Losses	Q2 QTD 2016 non-GAAP
Product revenue	$676	$—	$—	$—	$—	$676
Service revenue	944	—	—	—	—	944
Total revenue	1,620	—	—	—	—	1,620
Cost of products	517	—	(9)	—	—	508
Cost of services	657	(4)	(6)	—	—	647
Gross margin	446	4	15	—	—	465
Gross margin rate	*27.5%*	*0.2%*	*1.0%*	*—%*	*—%*	*28.7%*
Selling, general and administrative expenses	229	(3)	(17)	(1)	—	208
Research and development expenses	50	—	—	—	—	50
Restructuring-related charges	4	(4)	—	—	—	—
Total expenses	283	(7)	(17)	(1)	—	258
Total expense as a % of revenue	*17.5%*	*(0.4)%*	*(1.1)%*	*(0.1)%*	*—%*	*15.9%*
Income (loss) from operations	163	11	32	1	—	207
Income (loss) from operations as a % of revenue	*10.1%*	*0.7%*	*1.9%*	*0.1%*	*—%*	*12.8%*
Interest and Other (expense) income, net	(58)	—	—	—	5	(53)
Income (loss) from continuing operations before income taxes	105	11	32	1	5	154
Income tax expense (benefit)	31	3	11	—	—	45
Effective tax rate	*30%*					*29%*
Income (loss) from continuing operations	74	8	21	1	5	109
Net income (loss) attributable to noncontrolling interests	(2)	—	—	—	—	(2)
Income (loss) from continuing operations (attributable to NCR)	$76	$8	$21	$1	$5	$111
Diluted earnings per share	$0.49	$0.05	$0.14	$0.01	$0.03	$0.72

NCR

24

25 in millions (except per share amounts) Q2 QTD 2016 GAAP Q2 QTD 2016 non-GAAP Income (loss) from continuing operations attributable to NCR common stockholders: Income (loss) from continuing operations (attributable to NCR) $76 $111 Dividends on convertible preferred shares — — Income (loss) from continuing operations attributable to NCR common stockholders $76 $111 Weighted average outstanding shares: Weighted average diluted shares outstanding 126.5 126.5 Weighted as-if converted preferred shares 28.0 28.0 Total shares used in diluted earnings per share 154.5 154.5 Diluted earnings per share (1) $0.49 $0.72 GAAP TO NON-GAAP RECONCILIATION Q2 2016 QTD (1) GAAP and non-GAAP diluted EPS are determined using the most dilutive measure, either including the impact of the dividends on NCR's Series A Convertible Preferred Shares in the calculation of net income or loss available to common stockholders or including the impact of the conversion of such preferred stock into common stock in the calculation of the weighted average diluted shares outstanding. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may be calculated using different methods, and may not mathematically reconcile.

GAAP TO NON-GAAP RECONCILIATION

Q2 2015 QTD

in millions (except per share amounts)	Q2 QTD 2015 GAAP	Restructuring / Transformation Costs	Acquisition- related amortization of intangibles	Acquisition- related costs	Pension mark-to-market adjustments	Q2 QTD 2015 non-GAAP
Product revenue	$703	$—	$—	$—	$—	$703
Service revenue	901	—	—	—	—	901
Total revenue	1,604	—	—	—	—	1,604
Cost of products	544	(2)	(9)	—	(10)	523
Cost of services	914	—	(7)	—	(291)	616
Gross margin	146	2	16	—	301	465
Gross margin rate	9.1%	0.1%	1.0%	—%	18.8%	29.0%
Selling, general and administrative expenses	339	—	(15)	(3)	(113)	208
Research and development expenses	67	—	—	—	(10)	57
Restructuring-related charges	6	(6)	—	—	—	—
Total expenses	412	(6)	(15)	(3)	(123)	265
Total expense as a % of revenue	25.7%	(0.4)%	(0.9)%	(0.2)%	(7.7)%	16.5%
Income (loss) from operations	(266)	8	31	3	424	200
Income (loss) from operations as a % of revenue	(16.6)%	0.5%	1.9%	0.2%	26.4%	12.5%
Interest and Other (expense) income, net	(45)	—	—	—	—	(45)
Income (loss) from continuing operations before income taxes	(311)	8	31	3	424	155
Income tax expense (benefit)	32	1	9	1	(2)	41
Effective tax rate	(10)%					27%
Income (loss) from continuing operations	(343)	7	22	2	426	114
Net income (loss) attributable to noncontrolling interests	1	—	—	—	—	1
Income (loss) from continuing operations (attributable to NCR)	($344)	$7	$22	$2	$426	$113
Diluted earnings per share	($2.03)	$0.04	$0.13	$0.01	$2.51	$0.66

NCR

26

GAAP TO NON-GAAP RECONCILIATION

Q2 2016 YTD

in millions (except per share amounts)	Q2 YTD 2016 GAAP	Restructuring / Transformation Costs	Acquisition-related amortization of intangibles	Acquisition- related costs	Divestiture and Liquidation Losses	Q2 YTD 2016 non-GAAP
Product revenue	$1,224	$—	$—	$—	$—	$1,224
Service revenue	1,840	—	—	—	—	1,840
Total revenue	3,064	—	—	—	—	3,064
Cost of products	959	—	(19)	—	—	940
Cost of services	1,279	(4)	(12)	—	—	1,263
Gross margin	826	4	31	—	—	861
Gross margin rate	*27.0%*	*0.1%*	*1.0%*	*—%*	*—%*	*28.1%*
Selling, general and administrative expenses	453	(5)	(33)	(3)	—	412
Research and development expenses	103	—	—	—	—	103
Restructuring-related charges	6	(6)	—	—	—	—
Total expenses	562	(11)	(33)	(3)	—	515
Total expense as a % of revenue	*18.3%*	*(0.4)%*	*(1.0)%*	*(0.1)%*	*—%*	*16.8%*
Income (loss) from operations	264	15	64	3	—	346
Income (loss) from operations as a % of revenue	*8.6%*	*0.5%*	*2.1%*	*0.1%*	*—%*	*11.3%*
Interest and Other (expense) income, net	(114)	—	—	—	5	(109)
Income (loss) from continuing operations before income taxes	150	15	64	3	5	237
Income tax expense (benefit)	44	2	20	1	—	67
Effective tax rate	*29%*					*28%*
Income (loss) from continuing operations	106	13	44	2	5	170
Net income (loss) attributable to noncontrolling interests	(2)	—	—	—	—	(2)
Income (loss) from continuing operations (attributable to NCR)	$108	$13	$44	$2	$5	$172
Diluted earnings per share	$0.65	$0.08	$0.28	$0.01	$0.03	$1.09

27

28 in millions (except per share amounts) Q2 YTD 2016 GAAP Q2 YTD 2016 non-GAAP Income (loss) from continuing operations attributable to NCR common stockholders: Income (loss) from continuing operations (attributable to NCR) $108 $172 Dividends on convertible preferred shares (24) — Income (loss) from continuing operations attributable to NCR common stockholders $84 $172 Weighted average outstanding shares: Weighted average diluted shares outstanding 129.6 129.6 Weighted as-if converted preferred shares — 27.8 Total shares used in diluted earnings per share 129.6 157.4 Diluted earnings per share (1) $0.65 $1.09 GAAP TO NON-GAAP RECONCILIATION Q2 2016 YTD (1) GAAP and non-GAAP diluted EPS are determined using the most dilutive measure, either including the impact of the dividends on NCR's Series A Convertible Preferred Shares in the calculation of net income or loss available to common stockholders or including the impact of the conversion of such preferred stock into common stock in the calculation of the weighted average diluted shares outstanding. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may be calculated using different methods, and may not mathematically reconcile.

GAAP TO NON-GAAP RECONCILIATION

Q2 2015 YTD

in millions (except per share amounts)	Q2 YTD 2015 GAAP	Restructuring / Transformation Costs	Acquisition-related amortization of intangibles	Acquisition-related costs	OFAC and FCPA Investigations	Pension mark to market adjustments	Q2 YTD 2015 non-GAAP
Product revenue	$1,307	$—	$—	$—	$—	$—	$1,307
Service revenue	1,773	—	—	—	—	—	1,773
Total revenue	3,080	—	—	—	—	—	3,080
Cost of products	1,027	(3)	(19)	—	—	(10)	995
Cost of services	1,517	—	(13)	—	—	(291)	1,213
Gross margin	536	3	32	—	—	301	872
Gross margin rate	*17.4%*	*0.1%*	*1.0%*	*—%*	*—%*	*9.8%*	*28.3%*
Selling, general and administrative expenses	564	—	(31)	(5)	(1)	(113)	414
Research and development expenses	122	—	—	—	—	(10)	112
Restructuring-related charges	21	(21)	—	—	—	—	—
Total expenses	707	(21)	(31)	(5)	(1)	(123)	526
Total expense as a % of revenue	*23.0%*	*(0.7)%*	*(1.0)%*	*(0.2)%*	*—%*	*(4.0)%*	*17.1%*
Income (loss) from operations	(171)	24	63	5	1	424	346
Income (loss) from operations as a % of revenue	*(5.6)%*	*0.8%*	*2.0%*	*0.2%*	*—%*	*13.8%*	*11.2%*
Interest and Other (expense) income, net	(96)	—	—	—	—	—	(96)
Income (loss) from continuing operations before income taxes	(267)	24	63	5	1	424	250
Income tax expense (benefit)	34	6	20	2	1	(2)	61
Effective tax rate	*(13)%*						*24%*
Income (loss) from continuing operations	(301)	18	43	3	—	426	189
Net income (loss) attributable to noncontrolling interests	3	—	—	—	—	—	3
Income (loss) from continuing operations (attributable to NCR)	($304)	$18	$43	$3	$—	$426	$186
Diluted earnings per share	($1.80)	$0.10	$0.25	$0.02	$—	$2.51	$1.08

NCR

29

GAAP TO NON-GAAP RECONCILIATION

Q3 2015 QTD

in millions (except per share amounts)	Q3 QTD 2015 GAAP	Restructuring / Transformation Costs	Acquisition-related amortization of intangibles	Acquisition-related costs	Pension mark-to-market adjustments	Q3 QTD 2015 non-GAAP
Product revenue	$688	—	—	—	—	$688
Service revenue	925	—	—	—	—	925
Total revenue	1,613	—	—	—	—	1,613
Cost of products	512	—	(9)	—	—	503
Cost of services	644	—	(6)	—	(1)	637
Gross margin	457	—	15	—	1	473
Gross margin rate	*28.3%*	*—%*	*0.9%*	*—%*	*0.1%*	*29.3%*
Selling, general and administrative expenses	224	—	(16)	(2)	—	206
Research and development expenses	53	—	—	—	—	53
Restructuring-related charges	12	(12)	—	—	—	—
Total expenses	289	(12)	(16)	(2)	—	259
Total expense as a % of revenue	*17.9%*	*(0.7)%*	*(1.0)%*	*(0.1)%*	*—%*	*16.1%*
Income (loss) from operations	168	12	31	2	1	214
Income (loss) from operations as a % of revenue	*10.4%*	*0.7%*	*2.0%*	*0.1%*	*0.1%*	*13.3%*
Interest and Other (expense) income, net	(49)	—	—	—	—	(49)
Income (loss) from continuing operations before income taxes	119	12	31	2	1	165
Income tax expense (benefit)	16	4	10	—	—	30
Effective tax rate	*13%*					*18%*
Income (loss) from continuing operations	103	8	21	2	1	135
Net income (loss) attributable to noncontrolling interests	1	—	—	—	—	1
Income (loss) from continuing operations (attributable to NCR)	$102	$8	$21	$2	$1	$134
Diluted earnings per share	$0.59	$0.05	$0.12	$0.01	$0.01	$0.78
Diluted shares outstanding	172.3					172.3

NCR

30

GAAP TO NON-GAAP RECONCILIATION

FY 2015

in millions (except per share amounts)	FY 2015 GAAP	Restructuring / Transformation Costs	Acquisition-related amortization of intangibles	Acquisition-related costs	Reserve related to a subcontract in MEA	Loss on pending sale of IPS business	OFAC and FCPA Investigations	Pension mark-to-market adjustments	FY 2015 non-GAAP
Product revenue	$2,711	$—	$—	$—	$—	$—	$—	$—	$2,711
Service revenue	3,662	—	—	—	—	—	—	—	3,662
Total revenue	6,373	—	—	—	—	—	—	—	6,373
Cost of products	2,072	(5)	(38)	—	—	—	—	(13)	2,016
Cost of services	2,832	(7)	(25)	—	—	—	—	(300)	2,500
Gross margin	1,469	12	63	—	—	—	—	313	1,857
Gross margin rate	*23.1%*	*0.2%*	*1.0%*	*—%*	*—%*	*—%*	*—%*	*4.8%*	*29.1%*
Selling, general and administrative expenses	1,042	—	(62)	(11)	(20)	—	(1)	(123)	825
Research and development expenses	230	—	—	—	—	—	—	(18)	212
Restructuring-related charges	62	(62)	—	—	—	—	—	—	—
Total expenses	1,334	(62)	(62)	(11)	(20)	—	(1)	(141)	1,037
Total expense as a % of revenue	*20.9%*	*(1.0)%*	*(1.0)%*	*(0.2)%*	*(0.3)%*	*—%*	*—%*	*(2.1)%*	*16.3%*
Income (loss) from operations	135	74	125	11	20	—	1	454	820
Income (loss) from operations as a % of revenue	*2.1%*	*1.2%*	*2.0%*	*0.2%*	*0.3%*	*—%*	*—%*	*7.1%*	*12.9%*
Interest and Other (expense) income, net	(230)	—	—	—	—	34	—	—	(196)
Income (loss) from continuing operations before income taxes	(95)	74	125	11	20	34	1	454	624
Income tax expense (benefit)	55	24	40	3	7	5	1	9	144
Effective tax rate	*(58)%*								*23%*
Income (loss) from continuing operations	(150)	50	85	8	13	29	—	445	480
Net income (loss) attributable to noncontrolling interests	4	—	—	—	—	—	—	—	4
Income (loss) from continuing operations (attributable to NCR)	($154)	$50	$85	$8	$13	$29	$—	$445	$476
Diluted earnings per share	($0.94)	$0.29	$0.49	$0.05	$0.08	$0.17	$—	$2.58	$2.76

NCR

31

32 in millions (except per share amounts) FY 2015 GAAP FY 2015 non-GAAP Income (loss) from continuing operations attributable to NCR common stockholders: Income (loss) from continuing operations (attributable to NCR) ($154) $476 Dividends on convertible preferred shares (4) — Income (loss) from continuing operations attributable to NCR common stockholders ($158) $476 Weighted average outstanding shares: Weighted average basic shares outstanding 167.6 — Weighted average diluted shares outstanding — 170.2 Weighted as-if converted preferred shares — 2.0 Total shares used in diluted earnings per share 167.6 172.2 Diluted earnings per share (1) ($0.94) $2.76 GAAP TO NON-GAAP RECONCILIATION FY 2015 (1) GAAP and non-GAAP diluted EPS are determined using the most dilutive measure, either including the impact of the dividends on NCR's Series A Convertible Preferred Stock in the calculation of net income or loss available to common stockholders or including the impact of the conversion of such preferred stock into common stock in the calculation of the weighted average diluted shares outstanding. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may be calculated using different methods, and may not mathematically reconcile.

33 GAAP TO NON-GAAP RECONCILIATION 2016 Guidance Q3 2016e Diluted EPS (GAAP) (1) $2.25 - $2.35 $0.57 - $0.62 Restructuring Plan 0.13 0.05 Acquisition-Related Amortization of Intangibles 0.47 0.14 Acquisition-Related Costs 0.02 0.01 Divestiture and Liquidation Losses 0.03 — Non-GAAP Diluted EPS $2.90 - $3.00 $0.77 - $0.82 Diluted Earnings per Share (GAAP) to Diluted Earnings per Share (non-GAAP) (1) Except for the adjustments noted herein as well as the pending divestiture of the Interactive Printer Solutions business, this guidance does not include the effects of any future acquisitions/divestitures, restructuring activities, pension mark-to-market adjustments, taxes or other events, which are difficult to predict and which may or may not be significant.

34 GAAP TO NON-GAAP RECONCILIATION Revenue Growth % (GAAP) to Revenue Growth Adjusted Constant Currency % (non-GAAP) Q2 2016 QTD Revenue Growth % (GAAP) Favorable (unfavorable) FX impact Divestiture impact Revenue Growth Adjusted Constant Currency % (non-GAAP) Software License 1% (1)% —% 2% Software Maintenance 5% (1)% —% 6% Cloud (1)% —% —% (1)% Professional Services 7% —% —% 7% Software 3% —% —% 3% Services 6% (2)% —% 8% ATMs (6)% (2)% —% (4)% Self-Checkout (SCO) 46% —% —% 46% Point-of-Sale (POS) (2)% —% —% (2)% Interactive Printer Solutions (33)% —% (30)% (3)% Hardware (5)% (1)% (4)% —% Total Revenue 1% (1)% (2)% 4%

35 GAAP TO NON-GAAP RECONCILIATION Revenue Growth % (GAAP) to Revenue Growth Adjusted Constant Currency % (non-GAAP) Q2 2016 QTD Revenue Growth % (GAAP) Favorable (unfavorable) FX impact Divestiture impact Revenue Growth Adjusted Constant Currency % (non-GAAP) Americas 5% (1)% (2)% 8% Europe, Middle East Africa (2)% (1)% (1)% —% Asia Pacific (5)% —% (1)% (4)% Total Revenue 1% (1)% (2)% 4%

36 GAAP TO NON-GAAP RECONCILIATION Operating Income Growth % (GAAP) to Operating Income Growth % on a Constant Currency Basis (non-GAAP) Q2 2016 QTD Operating Income Growth % Reported Favorable (unfavorable) FX impact Constant Currency Operating Income Growth % (non-GAAP) Software 11% (1)% 12% Services 2% (2)% 4% Hardware (36)% —% (36)% Total Operating Income 4% —% 4%

37 GAAP TO NON-GAAP RECONCILIATION Operating Income Growth bps (GAAP) to Operating Income Growth bps on a Constant Currency Basis (non-GAAP) Q2 2016 QTD Operating Income bps Growth Reported Favorable (unfavorable) FX impact Constant Currency Operating Income bps Growth (non- GAAP) Software +240 bps -20 bps +260 bps Services -40 bps — bps -40 bps Hardware -110 bps +10 bps -120 bps Total Operating Income +30 bps — bps +30 bps

38